TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGERS                                         5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             18
         Statement of Assets and Liabilities                           19
         Statement of Operations                                       20
         Statements of Changes in Net Assets                           21
         Notes to Financial Statements                                 22









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA BALANCED STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
==============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]

--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW


USAA BALANCED STRATEGY FUND

OBJECTIVE: High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

TYPES OF INVESTMENTS: Invests principally in stocks, bonds, and money market instruments.
---------------------------------------------------------------------------
                                     5/31/00                5/31/99
---------------------------------------------------------------------------
  Net Assets                       $148.2 Million        $95.8 Million
  Net Asset Value Per Share           $15.26               $14.02
---------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
---------------------------------------------------------------------------
            1 YEAR                         SINCE INCEPTION ON 9/1/95
            10.65%                                  12.70%


TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 9/01/95 through 5/31/00. The data points from the graph are as follows:

             USAA Balanced        S&P 500         Lipper         Lehman
             Strategy Fund         Index          Average        Index
             -------------        -------        --------        ------

09/01/95       $10,000            $10,000        $10,000        $10,000
11/30/95        10,060             10,840         10,519         10,382
05/31/96        10,637             12,117         11,189         10,262
11/30/96        11,734             13,858         12,263         11,012
05/31/97        12,686             15,684         13,034         11,115
11/30/97        13,823             17,809         14,366         11,844
05/31/98        14,820             20,493         15,648         12,328
11/30/98        14,548             22,026         16,102         12,963
05/31/99        15,950             24,803         17,152         12,865
11/30/99        17,222             26,628         17,543         12,958
05/31/00        17,649             27,399         17,977         13,136

DATA SINCE INCEPTION ON 9/01/95 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA BALANCED STRATEGY FUND TO THE S&P 500 INDEX, THE LIPPER BALANCED FUNDS AVERAGE, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX. THE LIPPER BALANCED FUNDS AVERAGE IS THE AVERAGE OF ALL BALANCED FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE LEHMAN BROHTERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX.









MESSAGE FROM THE MANAGERS

[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: PAMELA BLEDSOE NOBLE, CFA (MONEY MARKET INSTRUMENTS); DAVID PARSONS, CFA (ALLOCATION MANAGER AND STOCKS); AND PAUL H. LUNDMARK, CFA (BONDS) APPEARS HERE.]


FUND PERFORMANCE AND OUTLOOK

The USAA Balanced Strategy Fund's total return for the 12 months ending May 31, 2000, was 10.65%. The Fund performed well against the Lipper Balanced Fund category average which returned 5.39%, and against the S&P 500 Index with a return of 10.47%. Despite the many rate hikes by the Federal Reserve (the Fed) over the past year, both the stock and bond portions of the Fund posted solid returns.

In the fourth quarter of the fiscal year, March through May of 2000, the Fund's returns weakened, along with the overall stock market, as the Fed's rate hikes finally began to hurt the growth sectors of the economy. In light of recent reports indicating a slowing economy, we believe the Fed will become increasingly unlikely to raise rates, which would bode well for both stocks and bonds.

STOCKS

The equity portion of the Fund had a good fiscal year. The main driver of this performance was technology. Our holdings in Nortel, Dell, Hewlett-Packard, Cisco, Texas Instruments, Intel, Oracle, and Applied Materials far outperformed the market. Our weak performers in the group were Lucent, Microsoft, and America Online. Overall, health care was also a positive contributor to Fund performance. Pfizer, Pharmacia, Amgen, Medtronic, and Merck each had a strong year, while Bristol-Myers, Guidant, and American Home were weak. A further area of strength was the financial sector. Bank of New York, Northern Trust, State Street, Wells & Fargo, American Express, Morgan Stanley Dean Witter, Lehman, AIG, and Marsh & McLennan performed well. In contrast, our weak stocks in this sector were Bank One, First Union, National City, J.P. Morgan, Freddie Mac, Schwab, E-Trade, and Franklin Resources.

The two sectors that did not do well were basic materials and telephones. Dow, DuPont, International Paper, AT&T, SBC Communications, and WorldCom were all down for the year.

As usual, the two main factors driving the stock market up and down are the direction of interest rates and the strength of the economy. The intention of the Fed, at present, is to raise interest rates to that point which slows the economy to a sustainable, noninflationary rate of growth. The danger is that the Fed will raise interest rates so high that the economy is not only slowed but put into reverse. So far, the present chairman of the Fed has proven himself to be a nimble manager of inflation and the economy. We believe he will probably pull off a soft landing again.

MONEY MARKET INSTRUMENTS

Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. Commercial paper or U.S. government agency discount notes are the most common investments used for these purposes.

BONDS

The economy is still performing much stronger than anticipated, but the fear is that inflation will rise. As mentioned earlier, the Fed has raised the federal funds rate six times over the past year in an effort to slow down the economy. At the same time, investors are demanding higher yields on non-Treasury securities, concerned that more interest rate increases by the Fed could halt the record economic expansion. Based on our assessment of where the value is in the marketplace, we have invested in higher-yielding instruments such as corporate bonds and mortgage- and asset-backed securities. While we feel that this strategy has the potential to outperform in the long run, over the past year the bond sector underperformed the Lipper average for its peer group.

Within the Fund's bond portion, the best performing holdings as a sector were one type of collateral mortgage obligations (CMOs). The type of CMO we own is defensive in nature and will outperform most other debt securities in a rising-interest-rate environment. Another good performer was Glenborough Property. Our investments in Kmart, Waste Management, MacSaver Financial, and Finova underperformed. We continue to hold these securities because they are turning around their operations and have a potentially good outlook.

Looking to the future, we feel that the economy will slow to a manageable pace, which may result in corporates and mortgage- and asset-backed securities increasing in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND S&P 500 INDEX DEFINITIONS.



  ----------------------------------
       Top 10 Equity Holdings
         (% of Net Assets)
  ----------------------------------
  General Electric Co.           2.8
  Intel Corp.                    2.2
  Pfizer, Inc.                   1.9
  Lucent Technologies, Inc.      1.7
  Microsoft Corp.                1.7
  Exxon Mobil Corp.              1.6
  Cisco Systems, Inc.            1.3
  Citigroup, Inc.                1.3
  Wal-Mart Stores, Inc.          1.3
  Oracle Corp.                   1.2
  ----------------------------------



                           ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA Balanced Strategy Fund to be:

Stocks - 63.2%; Bonds - 33.9%; and Money Market Instruments - 2.2%.


PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.




SEE PAGE 10 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.


                     Ordinary income *              $ .25
                                                    =====

20.2% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT



KPMG



The Shareholders and Board of Trustees

USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP

San Antonio, Texas
July 7, 2000









USAA BALANCED STRATEGY FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000

                                                                   MARKET
  NUMBER                                                           VALUE
 OF SHARES                SECURITY                                 (000)
--------------------------------------------------------------------------

                          STOCKS (63.2%)

            ADVERTISING/MARKETING (0.2%)
    3,000   Omnicom Group, Inc.                                    $   252
--------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.4%)
   11,500   Boeing Co.                                                 449
    8,400   Lockheed Martin Corp.                                      206
--------------------------------------------------------------------------
                                                                       655
--------------------------------------------------------------------------
            AIR FREIGHT (0.5%)
   11,200   United Parcel Service "B"                                  671
--------------------------------------------------------------------------
            AIRLINES (0.2%)
   14,400   Southwest Airlines Co.                                     276
--------------------------------------------------------------------------
            ALUMINUM (0.3%)
    8,700   Alcoa, Inc.                                                508
--------------------------------------------------------------------------
            AUTOMOBILES (0.6%)
    5,200   DaimlerChrysler AG                                         281
    9,000   Ford Motor Co.                                             437
    2,181   General Motors Corp.                                       154
--------------------------------------------------------------------------
                                                                       872
--------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (2.1%)
    8,600   Bank of New York Co., Inc.                                 404
   13,400   Bank One Corp.                                             443
    3,800   Fifth Third Bancorp                                        258
    6,800   Fleet Boston Financial Corp.                               257
    6,000   Mellon Financial Corp.                                     231
    5,600   Northern Trust Corp.                                       369
    2,100   State Street Corp.                                         234
   21,700   Wells & Fargo Co.                                          982
--------------------------------------------------------------------------
                                                                     3,178
--------------------------------------------------------------------------
            BANKS - MONEY CENTER (1.5%)
   16,300   Bank of America Corp.                                      906
    7,100   Chase Manhattan Corp.                                      530
    5,800   J. P. Morgan & Co., Inc.                                   747
--------------------------------------------------------------------------
                                                                     2,183
--------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.5%)
    9,300   Anheuser-Busch Companies, Inc.                             721
--------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (1.6%)
   34,000   Coca-Cola Co.                                            1,815
   13,500   PepsiCo, Inc.                                              549
--------------------------------------------------------------------------
                                                                     2,364
--------------------------------------------------------------------------
            BIOTECHNOLOGY (0.4%)
    9,200   Amgen, Inc.*                                               585
--------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (0.0%)(b)
      765   General Motors Corp. "H"                                    75
--------------------------------------------------------------------------
            CHEMICALS (1.0%)
    3,100   Dow Chemical Co.                                           332
   20,100   Du Pont (E. I.) De Nemours & Co.                           985
    5,600   Rohm & Haas Co.                                            191
--------------------------------------------------------------------------
                                                                     1,508
--------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (3.6%)
   44,128   Lucent Technologies, Inc.                                2,532
    7,100   Motorola, Inc.                                             665
   24,800   Nortel Networks Corp.                                    1,347
   12,700   Tellabs, Inc.*                                             825
--------------------------------------------------------------------------
                                                                     5,369
--------------------------------------------------------------------------
            COMPUTER - HARDWARE (3.4%)
   16,800   Compaq Computer Corp.                                      441
   15,400   Dell Computer Corp.*                                       664
    5,300   Gateway 2000, Inc.*                                        262
    8,900   Hewlett-Packard Co.                                      1,069
   15,700   IBM Corp.                                                1,685
   12,300   Sun Microsystems, Inc.*                                    943
--------------------------------------------------------------------------
                                                                     5,064
--------------------------------------------------------------------------
            COMPUTER - NETWORKING (1.3%)
   32,900   Cisco Systems, Inc.*                                     1,873
--------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.6%)
    7,500   EMC Corp.*                                                 872
--------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (4.2%)
   21,800   America Online, Inc.*                                    1,156
    3,600   BMC Software, Inc.*                                        158
   12,200   Computer Associates International, Inc.                    628
   39,500   Microsoft Corp.*                                         2,471
   25,400   Oracle Corp.*                                            1,826
--------------------------------------------------------------------------
                                                                     6,239
--------------------------------------------------------------------------
            DISTRIBUTIONS - FOOD/HEALTH (0.1%)
    5,200   Sysco Corp.                                                218
--------------------------------------------------------------------------
            DRUGS (5.2%)
   10,600   Eli Lilly & Co.                                            807
   23,900   Merck & Co., Inc.                                        1,784
   61,700   Pfizer, Inc.                                             2,749
   19,747   Pharmacia Corp.                                          1,026
   28,700   Schering-Plough Corp.                                    1,388
--------------------------------------------------------------------------
                                                                     7,754
--------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (3.2%)
   78,600   General Electric Co.                                     4,137
   10,500   Honeywell International, Inc.                              574
--------------------------------------------------------------------------
                                                                     4,711
--------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (3.1%)
   26,500   Intel Corp.                                              3,304
    2,200   Micron Technology, Inc.*                                   154
   15,800   Texas Instruments, Inc.                                  1,142
--------------------------------------------------------------------------
                                                                     4,600
--------------------------------------------------------------------------
            ENTERTAINMENT (1.9%)
    8,200   Time Warner, Inc.                                          647
   12,124   Viacom, Inc.*                                              752
   32,000   Walt Disney Co.                                          1,350
--------------------------------------------------------------------------
                                                                     2,749
--------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.3%)
    5,900   Applied Materials, Inc.*                                   493
--------------------------------------------------------------------------
            FINANCE - CONSUMER (0.1%)
    4,000   Household International, Inc.                              188
--------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (3.4%)
   13,500   American Express Co.                                       726
    7,600   Associates First Capital Corp. "A"                         209
   32,000   Citigroup, Inc.                                          1,990
   27,600   Freddie Mac                                              1,228
   11,300   Morgan Stanley Dean Witter & Co.                           813
--------------------------------------------------------------------------
                                                                     4,966
--------------------------------------------------------------------------
            FOODS (1.3%)
    4,800   Bestfoods                                                  310
   12,900   ConAgra, Inc.                                              297
    6,100   H.J. Heinz Co.                                             239
    3,000   Hershey Foods Corp.                                        156
    2,400   Quaker Oats Co.                                            176
   15,000   Unilever N.V. - New York Shares                            762
--------------------------------------------------------------------------
                                                                     1,940
--------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.9%)
   21,100   American Home Products Corp.                             1,137
   27,000   Bristol-Myers Squibb Co.                                 1,486
   18,600   Johnson & Johnson, Inc.                                  1,665
--------------------------------------------------------------------------
                                                                     4,288
--------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.9%)
   14,800   Colgate-Palmolive Co.                                      779
    7,900   Kimberly-Clark Corp.                                       478
   23,000   Procter & Gamble Co.                                     1,529
--------------------------------------------------------------------------
                                                                     2,786
--------------------------------------------------------------------------
            INSURANCE BROKERS (0.2%)
    3,000   Marsh & McLennan Cos., Inc.                                330
--------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.1%)
    2,700   American General Corp.                                     173
--------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (1.1%)
   14,400   American International Group, Inc.                       1,621
--------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.7%)
    9,750   Charles Schwab Corp.                                       280
    6,200   E-Trade Group, Inc.*                                        96
    1,900   Lehman Brothers Holdings, Inc.                             147
    5,300   Merrill Lynch & Co., Inc.                                  523
--------------------------------------------------------------------------
                                                                     1,046
--------------------------------------------------------------------------
            INVESTMENT MANAGEMENT (0.2%)
    4,800   Franklin Resources, Inc.                                   144
    3,800   T. Rowe Price Associates, Inc.                             145
--------------------------------------------------------------------------
                                                                       289
--------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.2%)
    6,300   Caterpillar, Inc.                                          241
    2,500   Deere & Co.                                                104
--------------------------------------------------------------------------
                                                                       345
--------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (1.5%)
    3,300   Illinois Tool Works, Inc.                                  192
    4,700   Minnesota Mining & Manufacturing Co.                       403
   25,700   Tyco International Ltd.                                  1,209
    6,800   United Technologies Corp.                                  411
--------------------------------------------------------------------------
                                                                     2,215
--------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.7%)
    5,800   Guidant Corp.*                                             294
   13,500   Medtronic, Inc.                                            697
--------------------------------------------------------------------------
                                                                       991
--------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (3.1%)
    5,200   Chevron Corp.                                              481
   27,716   Exxon Mobil Corp.                                        2,309
   31,200   Texaco, Inc.                                             1,792
--------------------------------------------------------------------------
                                                                     4,582
--------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.5%)
   10,000   Schlumberger Ltd.                                          736
--------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.4%)
   13,600   Unocal Corp.                                               523
--------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.4%)
   11,600   International Paper Co.                                    404
    5,200   Weyerhaeuser Co.                                           258
--------------------------------------------------------------------------
                                                                       662
--------------------------------------------------------------------------
            PERSONAL CARE (0.3%)
   14,800   Gillette Co.                                               494
--------------------------------------------------------------------------
            PHOTOGRAPHY - IMAGING (0.4%)
   23,400   Xerox Corp.                                                635
--------------------------------------------------------------------------
            PUBLISHING/NEWSPAPERS (0.2%)
    2,100   Gannett, Inc.                                              136
    4,300   Tribune Co.                                                165
--------------------------------------------------------------------------
                                                                       301
--------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.6%)
   17,800   Home Depot, Inc.                                           869
--------------------------------------------------------------------------
            RETAIL - COMPUTERS & ELECTRONICS (0.2%)
    3,500   Best Buy Co., Inc.*                                        224
--------------------------------------------------------------------------
            RETAIL - DEPARTMENT STORES (0.2%)
    5,600   Kohls Corp.*                                               290
--------------------------------------------------------------------------
            RETAIL - FOOD (0.2%)
    7,900   Safeway, Inc.*                                             364
--------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.6%)
    5,600   Target Corp.                                               351
   34,100   Wal-Mart Stores, Inc.                                    1,965
--------------------------------------------------------------------------
                                                                     2,316
--------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.2%)
    6,600   Gap, Inc.                                                  231
--------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.3%)
    8,600   AT&T Wireless Group*                                       246
    2,400   NEXTEL Communications, Inc.*                               222
--------------------------------------------------------------------------
                                                                       468
--------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.7%)
   23,000   AT&T Corp.                                                 798
   12,900   Qwest Communications International, Inc.*                  546
   29,650   Worldcom, Inc.*                                          1,115
--------------------------------------------------------------------------
                                                                     2,459
--------------------------------------------------------------------------
            TELEPHONES (2.4%)
   13,000   Bell Atlantic Corp.                                        687
   19,200   BellSouth Corp.                                            897
   12,000   GTE Corp.                                                  759
   26,417   SBC Communications, Inc.                                 1,154
--------------------------------------------------------------------------
                                                                     3,497
--------------------------------------------------------------------------
            Total Stocks (cost: $77,270)                            93,619
--------------------------------------------------------------------------


PRINCIPAL                                                           MARKET
 AMOUNT                                      COUPON                 VALUE
 (000)           SECURITY                     RATE     MATURITY     (000)
--------------------------------------------------------------------------

                                BONDS (33.9%)

$ 1,000  American Health Properties Inc.      7.50%    1/15/2007   $   874
  1,000  Capital One Financial Corp.          7.25     5/01/2006       922
  1,000  Cummins Engine Co., Inc.             6.45     3/01/2005       910
  1,000  Empire District Electric Co.         7.70    11/15/2004       985
  2,500  Finova Capital Corp.                 7.25    11/08/2004     2,108
  2,000  First Union Commercial Mortgage
          Trust II                            6.60     5/18/2007     1,900
  1,000  First Union Corp.                    6.82     8/01/2026       959
  1,000  FirstPlus Home Loan Owner Trust,
           Series 1998-1, Class A-5           6.25    11/10/2016       982
  2,000  Ford Motor Credit Co.                7.38    10/28/2009     1,908
  1,000  Great Atlantic & Pacific Tea, Inc.   7.70     1/15/2004       933
  1,000  Heller Financial, Inc.               6.00     3/19/2004       926
  1,000  Heller Financial, Inc.(a)            7.38    11/01/2009       924
  1,000  Household Finance Corp.              8.00     5/09/2005       993
  1,000  Imperial Bank                        8.50     4/01/2009       919
  1,000  J. P. Morgan & Co., Inc.             5.75     2/25/2004       935
    900  Kmart Corp.                          7.95     2/01/2023       734
  2,000  Limestone Electron Trust(a)          8.63     3/15/2003     1,999
  2,000  Litton Inds, Inc.                    8.00    10/15/2009     1,919
  1,000  MacSaver Financial Services, Inc.    7.40     2/15/2002       735
  1,000  MCI Communications Corp.             6.95     8/15/2006       957
  1,000  Merita Bank Ltd. (Finland)           6.50     1/15/2006       926
  1,000  Merrill Lynch & Co., Inc.            6.50     7/15/2018       822
  1,000  Nationwide Health Property, Inc.     7.25     4/01/2002       954
  2,000  Osprey Trust, Osprey I, Inc.(a)      8.31     1/15/2003     1,990
  1,000  Phillips Petroleum Co.               8.50     5/25/2005     1,014
  1,000  Popular North America, Inc.          6.63    10/27/2002       965
  1,000  Reckson Operating Partnership, L.P.  7.75     3/15/2009       909
  1,000  Safeway, Inc.                        7.50     9/15/2009       953
  1,000  Service Master Co.                   7.88     8/15/2009       915
  2,000  Sovereign Bancorp, Inc.             10.25     5/15/2004     1,980
  1,000  Tenneco Packaging Inc.               7.20    12/15/2005       927
  2,300  TriNet Corporate Realty Trust, Inc.  6.75     3/01/2003     2,076
  1,000  Union Planters Bank National Assn.   6.50     3/15/2018       868
  1,000  Washington Real Estate Investment
           Trust                              7.25     8/13/2006       925
  1,000  Waste Management, Inc.               6.13     7/15/2001       958
  1,000  Waste Management, Inc.               6.38    12/01/2003       899
  1,000  Federal Home Loan Bank               5.43     9/24/2008       872
  1,000  Federal National Mortgage Assn.      7.25     1/15/2010       985
    439  Federal National Mortgage Assn.,
           Series 1997-72 CA                  9.50     9/18/2023       456
    400  Federal National Mortgage Assn.,
           Series 1997-72 CB                  9.00     9/18/2023       410
  1,047  Federal National Mortgage Assn.,
           Series 1997-79 U                   9.00    11/18/2024     1,080
    533  Federal National Mortgage Assn.,
           Series 1997-89 N                   9.50    12/20/2022       546
    682  Federal National Mortgage Assn.,
           Series 1998-7 H                    9.00     3/18/2025       708
  2,000  Federal National Mortgage Assn.,
           Series 1999-25 VB                  6.00     4/25/2016     1,708
  1,000  Federal National Mortgage Assn.,
           Series 1999-56 D                   7.00    12/18/2014       917
  1,000  Government National Mortgage Assn.,
           Series 1999-14 VD                  6.00     3/20/2014       887
--------------------------------------------------------------------------
            Total Bonds (cost: $52,858)                             50,172
--------------------------------------------------------------------------

                          MONEY MARKET INSTRUMENT (2.2%)

  3,337  Federal Home Loan Bank, Discount Note,
           6.30%, 6/01/2000  (cost: $3,337)                          3,337
--------------------------------------------------------------------------
         Total Investments (cost: $133,465)                       $147,128
==========================================================================









USAA BALANCED STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000




GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 2.7% of net assets at May 31, 2000.


SPECIFIC NOTES

(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(b) Represents less than 0.1% of net assets.

* Non-income producing security.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA BALANCED STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value
     (identified  cost of $133,465)                                  $147,128
   Cash                                                                   127
   Receivables:
   Capital shares sold                                                    290
      Dividends and interest                                              899
                                                                     --------
         Total assets                                                 148,444
                                                                     --------

LIABILIITES
   Capital shares redeemed                                                119
   USAA Investment Management Company                                      93
   USAA Transfer Agency Company                                            30
   Accounts payable and accrued expenses                                   49
                                                                     --------
         Total liabilities                                                291
                                                                     --------
            Net assets applicable to capital shares outstanding      $148,153
                                                                     ========

REPRESENTED BY:
   Paid-in capital                                                   $126,537
   Accumulated undistributed net investment income                        647
   Accumulated net realized gain on investments                         7,306
   Net unrealized appreciation of investments                          13,663
                                                                     --------
            Net assets applicable to capital shares outstanding      $148,153
                                                                     ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                          9,708
                                                                     ========
   Net asset value, redemption price, and offering price per share   $  15.26
                                                                     ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.












USAA BALANCED STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $11)               $   777
      Interest                                                         3,065
                                                                     -------
         Total income                                                  3,842
                                                                     -------
   Expenses:
      Management fees                                                    909
      Transfer agent's fees                                              368
      Custodian's fees                                                    74
      Postage                                                             66
      Shareholder reporting fees                                          21
      Trustees' fees                                                       2
      Registration fees                                                   52
      Professional fees                                                   35
      Other                                                                3
                                                                     -------
         Total expenses before reimbursement                           1,530
      Expenses reimbursed                                                (14)
                                                                     -------
         Total expenses after reimbursement                            1,516
                                                                     -------
            Net investment income                                      2,326
                                                                     -------
Net realized and unrealized gain (loss) on investments:
   Net realized gain on investments                                    8,806
   Change in net unrealized appreciation/depreciation of investments    (418)
                                                                     -------
            Net realized and unrealized gain                           8,388
                                                                     -------
Increase in net assets resulting from operations                     $10,714
                                                                     =======




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA BALANCED STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                          2000         1999
                                                       ---------------------

From operations:
   Net investment income                               $  2,326     $  1,473
   Net realized gain (loss) on investments                8,806       (1,495)
   Change in net unrealized appreciation/depreciation
      of investments                                       (418)       6,006
                                                       ---------------------
      Increase in net assets resulting from operations   10,714        5,984
                                                       ---------------------
Distributions to shareholders from:
   Net investment income                                 (1,959)      (1,530)
                                                       ---------------------
   Net realized gains                                       -           (905)
                                                       ---------------------
From capital share transactions:
   Proceeds from shares sold                             69,531       43,457
   Reinvested dividends                                   1,918        2,383
   Cost of shares redeemed                              (27,806)     (23,680)
                                                       ---------------------
      Increase in net assets from capital share
         transactions                                    43,643       22,160
                                                       ---------------------
Net increase in net assets                               52,398       25,709
Net assets:
   Beginning of period                                   95,755       70,046
                                                       ---------------------
   End of period                                       $148,153     $ 95,755
                                                       =====================
Accumulated undistributed net investment income:
   End of period                                       $    647     $    280
                                                       =====================
Change in shares outstanding:
   Shares sold                                            4,603        3,261
   Shares issued for dividends reinvested                   127          182
   Shares redeemed                                       (1,850)      (1,820)
                                                       ---------------------
      Increase in shares outstanding                      2,880        1,623
                                                       =====================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA BALANCED STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. Using preset target ranges, USAA Investment Management Company (the Manager) will invest the Fund's assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices, or the last sale price, to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2000, were $144,030,000 and $102,483,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, was $19,804,000 and $6,141,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 2000, and accordingly has waived a portion of its management fees.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 2000, was $10,000.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                        NINE-MONTH
                                                                       PERIOD ENDED
                                          YEAR ENDED MAY 31,              MAY 31,
                               ----------------------------------------------------
                                 2000       1999      1998       1997      1996*
                               ----------------------------------------------------
Net asset value at
   beginning of period         $  14.02   $ 13.46   $ 12.11    $ 10.49   $ 10.00
Net investment income               .27       .25       .35        .33       .26(b)
Net realized and
   unrealized gain                 1.22       .74      1.64       1.65       .37
Distributions from net
   investment income               (.25)     (.27)     (.35)      (.33)     (.14)
Distributions of realized
   capital gains                     -       (.16)     (.29)      (.03)       -
                               ----------------------------------------------------
Net asset value at
   end of period               $  15.26   $ 14.02   $ 13.46    $ 12.11   $ 10.49
                               ====================================================
Total return (%) **               10.65      7.63     16.82      19.26      6.37
Net assets at end of
   period (000)                $148,153   $95,755   $70,046    $34,601   $19,258
Ratio of expenses to
   average net assets (%)          1.25      1.25      1.25       1.25      1.25(a)
Ratio of expenses to average
   net assets excluding
   reimbursements (%)              1.26      1.31      1.31       1.39      2.00(a)
Ratio of net investment
   income to average net
   assets (%)                      1.92      1.88      2.85       3.16      3.31(a)
Portfolio turnover (%)            87.11     63.39     22.18      28.06     26.53

  * Fund commenced operations September 1, 1995.
 ** Assumes  reinvestment of all dividend  income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.










TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE (REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777